                      FIRST AMENDMENT TO AMENDED AND RESTATED

                      REVOLVING LOAN AND SECURITY AGREEMENT

    THIS FIRST AMENDMENT TO AMENDED AND RESTATED REVOLVING LOAN AND SECURITY AGREEMENT (together with all appendices, exhibits, schedules and attachments hereto, collectively this "AMENDMENT") is made and entered into as of March 18, 1997, by and between THE ROACH ORGANIZATION, INC., a Delaware corporation and TRO LEARNING (CANADA), INC., a corporation organized under the laws of Canada (collectively, the "BORROWER") and SANWA BUSINESS CREDIT CORPORATION, a Delaware corporation with its principal place of business at One South Wacker Drive, Chicago, Illinois 60606 ("LENDER").

                                       RECITALS

    WHEREAS, Borrower and Lender entered into that certain Amended and Restated Revolving Loan and Security Agreement dated as of March 5, 1997 (the "LOAN AGREEMENT"), together with documents ancillary thereto, including, without limitation that certain Amended and Restated Guaranty of Payment and Performance dated as of March 5, 1997 made by TRO Learning, Inc.
("GUARANTOR") in favor of Lender;

    WHEREAS, Guarantor has requested that Lender consent to Guarantor incurring certain subordinated indebtedness pursuant to a private placement offering of series 1997 10% subordinated convertible debentures (the "DEBENTURES") in an aggregate amount of up to $7,000,000 (the "OFFERING");

    WHEREAS, Lender's consent to the Offering is subject to, in part, Borrower agreeing to amend the Loan Agreement to provide that an "Event of Default" under the Debentures constitutes an Event of Default under the Loan Agreement;

    NOW THEREFORE, for and in consideration of the premises, the mutual covenants hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which the parties hereby acknowledge, the parties hereby agree as follows:

                                  ARTICLE
                                     1.
                          RECITALS AND DEFINITIONS

    1.1. Borrower represents and warrants that the foregoing recitals are true and correct and constitute an integral part of this Amendment and Borrower and Lender hereby agree that all of the recitals of this Amendment are hereby incorporated herein and made a part hereof.

    1.2. Unless otherwise defined herein or the context otherwise requires, all capitalized terms used herein shall have the same meanings as ascribed to them in the Loan Agreement.

                                ARTICLE
                                   2.
                    AMENDMENT OF THE LOAN AGREEMENT

    2.1. The following subsection shall be added as new subsection 11.1(O) to the Loan Agreement:


         (O) AN EVENT OF DEFAULT SHALL OCCUR OR EXIST PURSUANT TO ANY OF THOSE CERTAIN SERIES 1997 10% SUBORDINATED CONVERTIBLE DEBENTURES ISSUED BY TRO LEARNING, INC. IN AN AGGREGATE AMOUNT UP TO $7,000,000, AS THE SAME MAY BE AMENDED, MODIFIED, REPLACED OR SUBSTITUTED FROM TIME TO TIME (THE "DEBENTURES").

                                 ARTICLE
                                    3.
                      REPRESENTATIONS AND WARRANTIES

    3.1. Borrower hereby makes the following representations and warranties to Lender, which representations and warranties shall constitute the continuing covenants of Borrower and shall remain true and correct until all of Borrower's liabilities are paid and performed in full:

         a. The representations and warranties of Borrower contained in the Loan Agreement are true and correct on and as of the date hereof as though made on and as of such date;

         b. No Event of Default or event which, but for the lapse of time or the giving of notice, or both, would constitute an Event of Default under the Loan Agreement has occurred and is continuing or would result from the execution and delivery of this Amendment;

         c. Borrower is in full compliance with all of the terms, conditions and all provisions of the Loan Agreement and the other agreements;

                                     2

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         d.  This Amendment and all other agreements required hereunder to be executed by Borrower and delivered to Lender, have been duly authorized, executed and delivered on Borrower's behalf pursuant to all requisite corporate authority and this Amendment and each of the other agreements required hereunder to be executed and delivered by Borrower to Lender constitute the legal, valid and binding obligations of Borrower enforceable in accordance with their terms, except as enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to creditors' rights; and

        e. Borrower hereby acknowledges and agrees that Borrower has no defense, offset or counterclaim to the payment of said principal, interest, fees or other liabilities and hereby waives and relinquishes any such defense, offset or counterclaim and Borrower hereby releases Lender and its respective officers, directors, agents, affiliates, successors and assigns from any claim, demand or cause of action, known or unknown, contingent or liquidated, which may exist or hereafter be known to exist relating to any matter prior to the date hereof.

                                        ARTICLE
                                           4.
                                     RATIFICATION

    Except as expressly amended hereby, the Loan Agreement and all other agreements executed in connection therewith shall remain in full force and effect. The Loan Agreement, as amended hereby, and all rights and powers created thereby and thereunder or under such other agreements, are in all respects ratified and confirmed. From and after the date hereof, the Loan Agreement shall be deemed amended and modified as herein provided but, except as so amended and modified, the Loan Agreement shall continue in full force and effect and the Loan Agreement and this Amendment shall be read, taken and construed as one and the same instrument. On and after the date hereof, the term "Agreement" as used in the Loan Agreement and all other references to the Loan Agreement therein, in any other instrument, document or writing executed by Borrower or any guarantor or furnished to Lender by Borrower or any guarantor in connection therewith or herewith shall mean the Loan Agreement as amended by this Amendment.

                                 ARTICLE
                                    5.
                               MISCELLANEOUS

    5.1. This Amendment may be signed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

    5.2. Except as set forth in that certain letter to Lender from Sharon Fierro dated March 18, 1997 and as otherwise specified herein, this Amendment embodies the entire

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agreement and understanding between Lender and Borrower with respect to the subject matter hereof and supersedes all prior agreements, consents and understandings relating to such subject matter.

    5.3. The headings in this Amendment have been inserted for convenience only and shall be given no substantive meaning or significance in construing the terms of this Amendment.

    5.4. This Amendment shall inure to the benefit of Lender and its successors and assigns and shall be binding upon and inure to the successors and assigns of Borrower, except that Borrower may not assign any of its rights in and to this Amendment.

    IN WITNESS WHEREOF, Borrower and Lender have caused this First Amendment to Amended and Restated Revolving Loan and Security Agreement to be executed and delivered as of the day and year written above.

                              THE ROACH ORGANIZATION, INC.

                              By:
                                 ---------------------------------------
                              Name:
                                   -------------------------------------
                              Title:
                                    ------------------------------------

                              TRO LEARNING CANADA, INC.

                              By:
                                 ---------------------------------------
                              Name:
                                   -------------------------------------
                              Title:
                                    ------------------------------------

                              SANWA BUSINESS CREDIT CORPORATION

                              By:
                                 ---------------------------------------
                              Name:
                                   -------------------------------------
                              Title:
                                    ------------------------------------


                        AMENDMENT IS CONTINUED ON NEXT PAGE

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                           REAFFIRMATION OF AMENDED AND RESTATED
                           GUARANTY OF PAYMENT AND PERFORMANCE

    THE UNDERSIGNED PARTY, as guarantor ("GUARANTOR") of the above Borrowers pursuant to its Amended and Restated Guaranty of Payment and Performance (the "GUARANTY") identified below, acknowledges the terms and conditions set forth in this First Amendment to Amended and Restated Revolving Loan and Security Agreement and ratifies and reaffirms its guaranty obligations as set forth in the Guaranty, as reaffirmed. To further induce Lender to enter into this Amendment, Guarantor hereby represents and warrants to Lender that it possesses no claims, defenses, offsets, recoupment or counterclaims of any kind or nature against or with respect to the enforcement of the Loan Agreement or any other Ancillary Agreement, each as amended by this Amendment, or to the Guaranty (collectively, the "CLAIMS"), nor does Guarantor have any knowledge of any facts that would or might give rise to any Claims. If facts now exist which would or could give rise to any Claim against or with respect to the enforcement of the Loan Agreement, any Ancillary Agreement, or the Guaranty, Guarantor hereby unconditionally, irrevocably and unequivocally waives and fully releases any and all such Claims as if such Claims where the subject of a lawsuit, adjudicated to final judgment from which no appeal could be taken and therein dismissed with prejudice.

    DATED: As of March 18, 1997

                               TRO LEARNING, INC.

                               By:
                                  -----------------------------------
                               Name:
                                    ---------------------------------
                               Its:
                                   ----------------------------------

                               (Amended and Restated Guaranty of Payment and Performance dated as of March 5, 1997)


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